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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
General Mills, Inc.:

We consent to the use of our reports incorporated by reference in this Registration Statement on Form S-3 and related Prospectus of General Mills, Inc., and to the reference to our firm under the heading "Experts" in the Prospectus.

                                     /s/ KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
April 20, 1999